UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2021

TUSCAN HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38826	83-2530757
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

135 E. 57th Street, 18th Floor

New York, NY 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 948-7099

Not Applicable

(Former Name, or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	THCBU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	THCB	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	THCBW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 21, 2021, Tuscan Holdings Corp. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) in connection with the proposed business combination (the “Business Combination”) of the Company, TSCN Merger Sub Inc., a Delaware corporation and newly formed, wholly-owned direct subsidiary of the Company (“Merger Sub”), and Microvast, Inc., a Delaware corporation (“Microvast”), as described in the proxy statement filed by the Company with the SEC on July 1, 2021 (the “Proxy Statement”). Present at the Special Meeting were holders of 20,391,553 shares of the Company’s common stock (the “Common Stock”) in person or by proxy, representing 57.49% of the voting power of the Common Stock as of June 21, 2021, the record date for the Special Meeting (the “Record Date”), and constituting a quorum for the transaction of business. As of the Record Date, there were 35,470,512 shares of Common Stock issued and outstanding.

At the Special Meeting, the Company’s stockholders approved the Business Combination Proposal, the Charter Proposal, the Advisory Charter Proposals, the Nasdaq Proposal, the Director Election Proposal and the Incentive Plan Proposal in each case as defined and described in greater detail in the Proxy Statement. The Adjournment Proposal, as defined and described in greater detail in the Proxy Statement, was not presented to the Company’s stockholders as the Business Combination Proposal, the Charter Amendment Proposal, each of the Advisory Charter Proposals, the Nasdaq Proposal, the election of each director nominee pursuant to the Director Election Proposal and the Incentive Plan Proposal each received a sufficient number of votes for approval.

Set forth below are the final voting results for the Business Combination Proposal, the Charter Proposal, the Advisory Charter Proposals, the Nasdaq Proposal, the Director Election Proposal, and the Incentive Plan Proposal:

Business Combination Proposal

The proposal to adopt the Business Combination Agreement, dated as of February 1, 2021 (as it may be amended and/or restated from time to time, the “Business Combination Agreement”), by and among the Company, Microvast and Merger Sub, and the transactions contemplated thereby, pursuant to which Merger Sub will merge with and into Microvast, with Microvast surviving the merger and becoming a wholly-owned direct subsidiary of the Company, was approved. The voting results of the shares of the Common Stock were as follows:

For	Against	Abstentions
20,385,244	4,677	1,632

Charter Proposal

The proposal to adopt the proposed second amended and restated certificate of incorporation of the Company (the “Proposed Charter”), which will be renamed “Microvast Holdings, Inc.” in the Business Combination (“Microvast Holdings”) attached as Annex B-1 to the Proxy Statement and the proposed Amended and Restated Bylaws of Microvast Holdings in the form attached as Annex B-2 to the Proxy Statement were each approved. The voting results of the shares of the Common Stock were as follows:

For	Against	Abstentions
20,382,417	5,678	3,458

Advisory Charter Proposals

The following governance sub-proposals were approved on a non-binding advisory basis. The voting results of the shares of the Common Stock for each of the sub-proposals were as follows:

(a)	To increase the number of shares of authorized stock to 800,000,000 shares consisting of 750,000,000 shares of common stock and 50,000,000 shares of preferred stock:

For	Against	Abstentions
20,155,710	214,808	21,035

(b)	To approve an amendment to require that so long as the stockholders agreement to be entered into at the closing of the Business Combination by Yang Wu, the Chief Executive Officer of Microvast (“Wu”), Tuscan Holdings Acquisition LLC, a Delaware limited liability company, and Microvast Holdings (such agreement, the “Stockholders Agreement”) remains in effect, (i) any increase or decrease in the number of directors on the board of Microvast Holdings (the “Board”) shall require the affirmative vote of the directors then in office nominated by Wu and (ii) each committee of the Board will consist of a number of directors proportionate to the number of directors on the Board nominated by Wu, in each case, pursuant to the terms of the Stockholders Agreement:

For	Against	Abstentions
20,224,577	148,720	18,256

(c)	To approve an amendment to require that so long as Wu owns at least 10% of the total voting power of Microvast Holdings, (i) in addition to the Board and the chairman of the Board, special meetings of the stockholders may be called by Wu and (ii) the Proposed Charter may only be amended by the affirmative vote of the holders of at least 75% of the total voting power of Microvast Holdings:

For	Against	Abstentions
19,750,577	612,055	28,921

(d)	To approve an amendment that Microvast Holdings will elect to not be governed by Section 203 of the General Corporation Law of the State of Delaware:

For	Against	Abstentions
20,191,696	140,934	58,923

(e)	To modify the forum selection provision to provide that the designation of Delaware courts as the exclusive forum for litigation matters does not apply to claims arising under the Securities Act or the Exchange Act and to designate the U.S. federal district courts as the exclusive forum for claims arising under the Securities Act:

For	Against	Abstentions
19,866,946	485,982	38,625

Nasdaq Proposal

The proposal to issue (a) up to an aggregate of 230,000,000 shares of common stock of the Company, par value $0.0001 per share (“Common Stock”), to the securityholders of Microvast in the Business Combination, (b) an aggregate of 6,736,111 shares of Common Stock upon conversion (the “Bridge Notes Conversion”) of an aggregate of $57,500,000 outstanding promissory notes issued by Microvast, which Bridge Notes Conversion will occur simultaneously with the Business Combination, and (c) an aggregate of 48,250,000 shares of Common Stock at a price of $10.00 per share, for an aggregate purchase price of $482,500,000 pursuant to a series of subscription agreements with certain investors, which will close simultaneously with the Business Combination. The voting results of the shares of the Common Stock were as follows:

For	Against	Abstentions
20,239,977	95,081	56,495

Director Election Proposal

The election of each director nominee pursuant to the Director Election Proposal was approved. The voting results of the shares of the Common Stock for the director nominees were as follows:

Yang Wu

For	Withheld
20,321,700	69,853

Yanzhuan Zheng

For	Withheld
20,320,373	71,180

Craig Webster

For	Withheld
20,342,527	49,026

Stanley Whittingham

For	Withheld
20,353,758	37,795

Arthur Wong

For	Withheld
20,311,454	80,099

Stephen Vogel

For	Withheld
20,176,993	214,560

Wei Ying

For	Withheld
20,209,579	181,974

Incentive Plan Proposal

The proposal to approve and adopt the incentive plan, a copy of which was attached to the Proxy Statement as Annex C was approved. The voting results of the shares of the Common Stock were as follows:

For	Against	Abstentions
19,993,562	300,896	97,095

Item 7.01. Regulation FD Disclosure.

The Company, Merger Sub and Microvast expect the Business Combination and related transactions to close on July 23, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUSCAN HOLDINGS CORP.

Date: July 21, 2021	By:	/s/ Stephen Vogel
		Name:	Stephen Vogel
		Title:	Chief Executive Officer